2Q17 Earnings Presentation July 21, 2017 Refer to earnings release dated July 21, 2017 for further information. Exhibit 99.2

©  Fifth Third Bancorp | All Rights Reserved
Cautionary statement
This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule
175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by
the use of forward-looking language such as “will
likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,”
“plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs.
You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent
Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5)
prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive
pressures among depository institutions increase significantly; (11) changes in customer preferences or information technology systems; (12) effects of critical accounting policies and judgments; (13) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (14) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer
Protection Act; (15) ability to maintain favorable ratings from rating agencies; (16) failure of models or risk management systems or controls; (17) fluctuation of Fifth Third’s stock price; (18) ability to attract and retain key personnel; (19) ability to receive dividends from its subsidiaries; (20) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (21) declines in the value of Fifth Third’s goodwill or other intangible assets; (22)
effects of accounting or financial results of one or more
acquired entities; (23) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv
Holding, LLC; (24) loss of income from any sale or
potential sale of businesses (25) difficulties in separating the operations of any branches or other assets divested; (26) losses or adverse impacts on the carrying values of branches and long-lived assets in connection with their sales or anticipated sales; (27) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (28) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (29) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.
In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide GAAP reconciliations for non-
GAAP measures in a later slide in this presentation as well as in our earnings release, both of which are available in the investor relations section of our website, www.53.com.
Management has provided forward-looking guidance on certain non-GAAP measures in connection with this presentation in order to facilitate comparability with the Bancorp’s historical performance and financial condition as reflected in these non-GAAP measures. Such forward-looking non-GAAP measures include return on tangible common equity;
net interest margin (FTE); net interest income (FTE); and adjusted noninterest income, excluding certain transactions and adjustments related to the Bancorp’s investment in
Vantiv, Visa total return swap, and branch sales, closures and consolidations. Bancorp’s management does not estimate on a forward-looking basis the impact of items similar to those that it has excluded to generate these non-GAAP measures on a historical basis because the occurrence and amounts of items such as these are difficult to predict. As a result, the Bancorp has not provided reconciliations of its forward-looking non-GAAP measures.

©  Fifth Third Bancorp | All Rights Reserved
•
Net interest income up $18 million versus adjusted Q1
NII¹, and up $37 million year-over-year
•
NIM up 3 bps versus adjusted Q1 NIM¹,
and up 13 bps
year-over-year
•
Tightly-managed noninterest expenses; down 3%
sequentially and down 3% year-over-year
•
Solid credit performance
•
CCAR non-objection, including substantial dividend
and repurchase increases from previous cycle
(~120% payout
³
)
•
Executing on North Star plans
2Q17 highlights
1
Non-GAAP measure: See Reg
G reconciliation on pages 22 and 23 of this presentation and use of non-GAAP measures on page 32 of the earnings release
2
See page 4
of the presentation for impact of certain items
3
based on consensus earnings estimates as of 7/20/2017
Diluted Earnings
Per Share
$0.45
Included $0.01 negative impact
from a certain item
²
Net Income to
Common
$344 million
ROA
1.05%
ROTCE¹
10.7%

©  Fifth Third Bancorp | All Rights Reserved
Pre-tax item included in
2Q17 results had a
negative $0.01 EPS
impact:
–
A $9 million pre-tax
(~$6 million after-tax)²
charge related to the
valuation of the Visa total
return swap
Credit trends
–
NCO ratio of 28 bps,
down 12 bps sequentially
and down 9 bps year-
over-year
–
Portfolio NPA ratio of 72
bps, down 7 bps
sequentially and down 14
bps year-over-year
Noninterest expense
down 3% sequentially and
down 3% year-over-year
2Q17 in review
1
Non-GAAP measure: See Reg
G reconciliation on pages 22 and 23 of this presentation and use of non-GAAP measures on page 32 of the earnings release
2
Assumes a 35% tax rate
($ in millions)
2Q17
Seq.
YOY
Average Balances
Total loans & leases (ex. HFS)
$91,972
-
(2%)
Core deposits
$99,570
(1%)
1%
Income Statement Data
Net interest income (FTE)
1
945
1%
4%
Provision for loan & lease losses
52
(30%)
(43%)
Noninterest income
564
8%
(6%)
Noninterest expense
957
(3%)
(3%)
Net income attributable to Bancorp
$367
20%
12%
Net income available to common
shareholders
$344
19%
13%
Financial Ratios
Earnings per share, diluted
$0.45
18%
15%
Net interest margin (FTE)
1
3.01%
(1bp)
13bps
Efficiency ratio (FTE)
1
63.4%
(400bps)
(190bps)
Return on average assets
1.05%
17bps
13bps
Return on average common equity
9.0%
120bps
100bps
Return on average tangible common equity
1
10.7%
140bps
110bps
Tangible book value per share
1
$17.11
1%
1%

FIFTH THIRD BANCORP

Avg -2% YoY
$93.9
$93.5
$93.0
$92.1
$92.0

Avg +4% YoY

©  Fifth Third Bancorp | All Rights Reserved
FY: ~1% commercial loan growth (EOP), including impact of $600 million of remaining exits
FY: Low to mid-single digit consumer & mortgage loan growth (EOP), excluding auto balances
Current Outlook:
Avg +1% YoY
Balance sheet
Loan & lease balances
1
($ billions)
•
Transaction deposits down 1% vs. 1Q17;
up 1% YoY, driven by increased:
–
Interest checking
–
Consumer money market
•
Average loan-to-core deposit ratio of 92%
•
Modified LCR of 122% at 2Q17
Core deposit balances
1
($ billions)
Securities and
short-term investments
1
($ billions)
•
Average securities up $2.1B YoY
driven by:
–
Opportunistically deployed cash
over last three quarters at more
attractive entry points than those
experienced prior to the U.S.
presidential election
•
Securities portfolio / total assets of
22.9% compared to 21.1% in 2Q16
All balances are on an average basis; loan balances exclude HFS
•
Commercial flat vs. 1Q17; down 2% YoY
–
Commercial up 1% vs. 1Q17 and up 3%
YoY excl. deliberate exits
–
C&I down 1% vs. 1Q17 and 5% YoY
–
CRE up 2% vs. 1Q17 and 7% YoY
•
Consumer down 1% vs. 1Q17; down 2%
YoY
–
Consumer flat vs.1Q17 and up 4% YoY
excl. auto
–
Auto down 4% vs. 1Q17 and 14% YoY
–
HE down 3% vs. 1Q17 and 8% YoY
–
Mortgage up 1% vs. 1Q17 and 10% YoY
Transaction
Other time
Loan-to-core
deposit ratio
Short-term investments
Average securities
1
$30.1
$29.8
$30.8
$31.9
$32.2
$32.1
$31.7
$32.6
$33.2
$33.5
2Q16
3Q16
4Q16
1Q17
2Q17
$94.9
$94.9
$97.0
$97.0
$95.8
$99.0
$98.9
$100.9
$100.8
$99.6
95%
95%
92%
91%
92%
2Q16
3Q16
4Q16
1Q17
2Q17
2Q16
3Q16
4Q16
1Q17
2Q17

©  Fifth Third Bancorp | All Rights Reserved
Net interest income
1
Non-GAAP measure: See Reg
G reconciliation on pages 22 and 23 of this presentation and use of non-GAAP measures on page 32 of the earnings release
•
NII & NIM performance vs. prior year NII
& NIM driven by:
Improved short-term market rates
•
NII up $37 million
•
NIM up 13 bps
2Q17 vs. 1Q17
2Q17 vs. 2Q16
•
NII & NIM performance vs. prior quarter
adjusted
1
NII & NIM driven by:
Improved short-term market rates
Loan pricing discipline
Day count  (+$6mm, -1 bp)
•
NII up $18 million and NIM up 3 bps
FY: NII (FTE) up 5%; NIM in-line with 2Q17
Q3: NII (FTE) up 2% sequentially; NIM up ~2 bps sequentially
Current Outlook
1
:
$908
$913
$909
$927
$945
2.88%
2.88%
2.86%
3.02%
3.01%
2.91%
2.98%
2Q16
3Q16
4Q16
1Q17
2Q17
NII and NIM (FTE)
1
($ millions)
NII
Adjusted NII
NIM
Adjusted NIM
$925
$939

Fifth Third Bancorp | All Rights Reserved
•
Adjusted
noninterest income down $31
million, or 5%, driven by:
-
Lower capital markets revenue
compared to record quarter last year
-
Lower mortgage banking net revenue
FY adjusted: up 2%, excluding mortgage
Q3 adjusted: up 2%, excluding mortgage
Noninterest income
•
Adjusted
noninterest income up $35
million, or 7%, driven by:
-
Q1 lease remarketing impairment
-
Higher mortgage banking net revenue
2Q17 vs. 1Q17
2Q17 vs. 2Q16
Current Outlook
1,2
:
$599
$840
$620
$523
$564
$602
$596
$608
$536
$571
2Q16
3Q16
4Q16
1Q17
2Q17
Noninterest income
($ millions)
Noninterest Income
Adjusted Noninterest Income
1
1
1
1
Non-GAAP measure: See Reg G reconciliation on pages 22 and  23 of this presentation and use of non-GAAP measures on page 32 of the earnings release
2
2016 excludes all items shown on page 23 of this presentation as well as Q1 2016 items shown in the  prior quarter earnings presentation Reg G reconciliation, and excludes all mortgage banking net revenue (resulting in $2.1BN); Q2 2017 excludes all items shown on page 23 of this presentation, and excludes all mortgage banking net revenue (resulting in $516 million).

©  Fifth Third Bancorp | All Rights Reserved

Noninterest expense
1
Non-GAAP
measure:
See
Reg
G
reconciliation
on
pages
22
and
23
of
this
presentation
and
use
of
non-GAAP
measures
on
page
32
of
the
earnings
release
FY: flat, including incremental North Star expenses
Q3: up ~1% from 3Q16
•
Noninterest expense down 3%, driven by:
Diligent expense management
throughout the bank
Seasonally higher comp-related
expenses in 1Q17
2Q17 vs. 1Q17
2Q17 vs. 2Q16
•
Noninterest expense
down 3%, driven by:
Diligent expense management
throughout the bank, with improvement
in all categories
Current Outlook:
$983
$973
$960
$986
$957
$974
$970
$955
$986
$957
2Q16
3Q16
4Q16
1Q17
2Q17
Noninterest expense
($ millions)
Noninterest Expense
Adjusted Noninterest Expense
1
–
–
–

HFI non-performing assets
($ millions)
$805
$698
$738
$721
$662
$203
$185
$174
$163
$150
0.86%
0.75%
0.80%
0.79%
0.72%
$602
$513
$564
$558
$512
2Q16
3Q16
4Q16
1Q17
2Q17
Commercial
Consumer
Total NPA Ratio

Net charge-offs
($ millions)
$87
$107
$73
$89
$64
$41
$44
$45
$47
$40
0.37%
0.45%
0.31%
0.40%
0.28%
$46
$63
$28
$42
$24
2Q16
3Q16
4Q16
1Q17
2Q17
Commercial
Consumer
Total NCO Ratio

Reserve coverage
($ millions)
$1,299
$1,272
$1,253
$1,238
$1,226
1.38%
1.37%
1.36%
1.35%
1.34%
2Q16
3Q16
4Q16
1Q17
2Q17
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases

•
2Q17 net charge-offs of 0.28%, down 12 bps
from 1Q17 and down 9 bps from 2Q16
•
2Q17 portfolio NPAs down $59MM from 1Q17
and $143MM from 2Q16
•
2Q17 criticized assets at 5.50% of commercial
loans, lowest in over 10 years
•
2Q17 allowance for loan & lease losses of
1.34%, down 1 bp
sequentially
Credit quality overview
NCOs range-bound with potential quarterly variability
Provision reflective of loan growth
Current Outlook:

©  Fifth Third Bancorp | All Rights Reserved

Common Equity Tier 1 Ratio (Basel III)[1]
9.94%
10.17%
10.39%
10.76%
10.63%
2Q16
3Q16
4Q16
1Q17
2Q17

Modified LCR[1]
110%
115%
128%
119%
122%
2Q16
3Q16
4Q16
1Q17
2Q17

©  Fifth Third Bancorp | All Rights Reserved

Strong capital and liquidity position
1
Current period regulatory capital & liquidity ratios are estimated
CET1 strong at 10.63%, down 13 bps sequentially; up 69 bps from 2Q16
CCAR 2017 capital plan:
29% increase in common dividend through multiple raises (to $0.16 in 3Q17 and to $0.18 in 2Q18)
$1.161 billion in repurchases (including $88 million related to employee benefit plans)
Modified LCR of 122% as of June 30, 2017
–
–

Executing on our North Star revenue growth
plans
Middle Market, Vertical &
Specialty Lending
Capital Markets
Wholesale Payments
Personal Lending
Mortgage
Credit Card
Consumer Households
Insurance
Wealth & Asset Management
2019
4Q annualized
Example Projects:
•
Middle Market Expansion
•
Asset-based lending
•
New verticals
•
FICC client platform upgrade
•
Sponsor coverage expansion
•
ECM/DCM expansion
•
Acquisitions
•
Organic growth
•
Commercial card expansion
•
Expanded capabilities
•
New client portal
•
Technology enhancements
•
Direct personal unsecured offerings
•
GreenSky
partnership
•
Efficiencies with mortgage loan origination system
•
Market share capture
•
Servicing portfolio growth
$3
$27
$64
($4)
$31
$56
-
($3)
$5
($5)
-
$22
$14
$48
$74
($6)
$19
$42
($2)
($7)
$10
($7)
$3
$15
($6)
($6)
$11
($13)
$112
$299
Table above excludes expected pre-tax benefits from baseline and expense initiatives
•
Analytical enhancements
•
New product expansion
•
Direct Marketing
•
Focus on reduced attrition
•
Product add-ons with Millennial appeal
•
Salesforce growth
•
Acquisitions
•
Robo
investment platform
2018
4Q annualized
2017
4Q annualized
($s in millions, pre-tax)
©  Fifth Third Bancorp | All Rights Reserved

Current outlook
1
Non-GAAP measure: See Reg
G reconciliation on pages 22 and  23 of this presentation and use of non-GAAP measures on page 32 of the earnings release
2
2016
excludes
all
items
shown
on
page
23
of
this
presentation
as
well
as
Q1
2016
items
shown
in
the
prior
quarter
earnings
presentation
Reg
G
reconciliation,
and
excludes
all
mortgage
banking
net
revenue
(resulting
in
$2.1BN);
Q2
2017
excludes
all
items
shown
on
page
23
of
this
presentation,
and
excludes
all
mortgage
banking
net
revenue
(resulting
in
$516
million).
Note: Previous and current outlook excludes potential, but currently unforecasted, items, such as any potential additional Vantiv gains or losses, future capital actions, or changes in regulatory or accounting guidance
Outlook as of July 21, 2017;
please see cautionary statement on slide 2 regarding forward-looking statements
Total loans & leases
(EOP excl. HFS)
Net interest income (FTE)
1
Net interest margin (FTE)
1
Noninterest income
1,2
Noninterest expense
Effective tax rate
Credit items
•
FY 2017: ~1% commercial loan growth, incl. impact of $600 million of remaining exits in 2017
•
FY 2017: Low to mid-single digit consumer & mortgage loan growth, excluding auto balances
•
FY 2017: Up 5%
•
Q3 2017: Up 2% sequentially
•
FY 2017: in-line with 2Q17
•
Q3 2017: Up ~2 bps sequentially
•
FY 2017 adjusted: up 2%, excluding mortgage
•
Q3 2017 adjusted: up 2%, excluding mortgage
mortgage revenue excluded given volatility from significant increase in interest rates at the end of 2016
•
FY 2017: flat (including incremental North Star expenses)
•
Q3 2017: up 1% from 3Q16
•
FY 2017: 24.5% -
25.5% range
•
Q3 2017: 25.5% range
assumes no Federal corporate tax rate change
•
NCOs range-bound with potential quarterly variability
•
Provision reflective of loan growth
©  Fifth Third Bancorp | All Rights Reserved

13 © Fifth Third Bancorp | All Rights Reserved Appendix

©  Fifth Third Bancorp | All Rights Reserved
($ in millions)
2Q16
3Q16
4Q16
1Q17
2Q17
Net interest income (FTE)
$908
$913
$909
$939
$945
Add: Noninterest income
599
840
620
523
564
Less: Noninterest expense
983
973
960
986
957
Pre-provision net revenue
$524
$780
$569
$476
$552
Adjustments to remove (benefit) / detriment
2
:
In net interest income:
Bankcard refunds
-
-
16
(12)
-
In noninterest income:
Gain on Vantiv warrant actions
-
-
(9)
-
-
Gain from termination and settlement of Vantiv TRA
-
(280)
-
-
-
Gain on sale from the sale of a non-branch facility
-
(11)
-
-
-
Branch and land valuation adjustments
-
28
-
-
-
Valuation of 2009 Visa total return swap
50
12
(6)
13
9
Transfer of nonconforming investments under Volcker to HFS
-
9
-
-
-
Vantiv
warrant valuation
(19)
2
-
-
-
Gain on sale of certain branches
(11)
-
-
-
-
Gain on sale of the agented bankcard loan portfolio
(11)
-
-
-
-
Securities (gains) / losses
(6)
(4)
3
-
-
Securities
(gains),
net
-
non
qualifying
hedges
on
mortgage
servicing rights
-
-
-
-
(2)
In noninterest expense:
Contribution to Fifth Third Foundation
-
3
5
-
-
Retirement eligibility changes
9
-
-
-
-
Adjusted PPNR
$536
$539
$578
$477
$559
PPNR reconciliation
PPNR and
efficiency ratio trends
1
1
Non-GAAP
measures:
See
Reg
G
reconciliation
on
pages
22
and
23
of
this
presentation
and
use
of
non-GAAP
measures
on
page
32
of
the
earnings
release
2
Prior quarters include similar adjustments
•
Adjusted PPNR up 17% vs. 1Q17 driven by:
–
Diligent expense management
–
NII growth, primarily from market rates
–
$18MM LTI expense pulled forward to Q1
–
Lease remarketing impairment in Q1
•
Adjusted
PPNR
up
4%
YoY
driven
by:
–
Diligent expense management
–
NII growth, primarily from market rates
–
Partially offset by lower mortgage banking net revenue
65.3%
55.5%
62.8%
67.4%
63.4%
64.5%
64.3%
62.3%
67.4%
63.1%
2Q16
3Q16
4Q16
1Q17
2Q17
Efficiency ratio
Efficiency Ratio
Adjusted Efficiency Ratio
$536
$539
$578
$477
$559
2Q16
3Q16
4Q16
1Q17
2Q17
PPNR
trend
($ millions)
Adjusted PPNR
Reported PPNR

Strong liquidity profile
Demand
25%
Interest
checking
18%
Savings/
MMDA
24%
Consumer
time
3%
Foreign
Office
0%
Non-Core
Deposits
2%
S-T
borrowings
4%
Other
liabilities
3%
Equity
12%
L-T debt
9%
Heavily core funded as of 06/30/2017
1
Available and contingent borrowing capacity (2Q17):
–
FHLB ~$8.0B available, ~$13.7B total
–
Federal Reserve ~$31.6B
1
The $500MM matured in 1Q17
2
The $650MM matured in 2Q17
Holding Company:
Modified LCR of 122%
Holding Company cash at June 30, 2017: $2.6B
Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~27 months (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions
$700MM of 5 year senior notes were issued from the Holding Company in 2Q17
Bank Entity:
$650MM of debt matured at the Bank in 2Q17
The Bank did not issue any additional debt in 2Q17
2017 Funding Plans
Fifth Third would not be required to replace 2017 debt maturities to maintain our current senior debt ratings under the Moody’s LGF methodology
Any additional debt issuance in 2017 would result from general balance sheet management and prudent liquidity risk management
S-T
wholesale
6%
$500
$500
$500
$1,100
$3,012
2017
2018
2019
2020
2021
2022 on
Fifth Third Bancorp
First Charter Capital Trust
Holding company unsecured debt maturities
($ millions)
$650
$1,850
$2,600
$2,100
$750
2017
2018
2019
2020
2021
2022 on
Bank unsecured debt maturities
($
millions –
excl. Retail Brokered & Institutional CDs)
2
1
©  Fifth Third Bancorp | All Rights Reserved

$127.1B; $68.6B Fixed, $58.5B Floating

21%
33%
46%

7%
7%
12%
74%

21%
43%
28%
6%
2%

<1%
1%
5%
25%
69%

Balance sheet positioning
Commercial
Loans
1,2
Investment
Portfolio
Consumer
Loans
1
Data as of 06/30/17
1
Includes HFS Loans & Leases
2
Fifth Third had $4.48B
1ML receive-fix swaps outstanding against C&I loans, which are being included in fixed
3
Fifth Third had $2.96B
3ML receive-fix swaps outstanding against long-term debt, which are being included in floating, long-term debt with swaps outstanding reflected at fair value
•
Fixed: $14.0B
1, 2
•
Float: $42.3B
1, 2
•
1ML based: 70%
(of total commercial)
•
3ML based: 8%  (of total commercial)
•
Prime based: 4% (of total commercial)
•
Weighted avg. life: 1.65 years
•
50% allocation to bullet/locked-out
cash flow securities
•
Investment portfolio yield: 3.05%
•
Duration: 4.9 years
•
Net unrealized pre-tax gain: $331MM
•
97% AFS
•
Fixed: $25.5B
1
•
Float: $10.4B
1
•
12ML based: 10%  (of total consumer)
•
Prime based: 23% (of total consumer)
•
Weighted avg. life: 3.76 years
•
Auto weighted avg. life: 1.39 years
Long-term
Debt
3
Key Characteristics
Balance Sheet Mix
Fixed vs. Floating
Level 1
100% Fix  /  0% Float
Level 2A
100% Fix  /  0% Float
Non-HQLA
/Other
76% Fix  /  24% Float
C&I
20% Fix  /  80% Float
Commercial
Mortgage
22% Fix  /  78% Float
4% Fix  /  96% Float
Commercial
Construction
100% Fix  /  0% Float
Commercial
Lease
Resi Mtg &
Construction
91% Fix  /  9% Float
Auto
99% Fix  /  1% Float
10% Fix  /  90% Float
Home Equity
30% Fix  /  70% Float
Credit Card
23% Fix  /  77% Float
Other
•
Fixed: $9.9B
3
•
Float:  $3.5B
3
•
1ML based: 0% (of total long term debt)
•
3ML based: 26%  (of total long term debt)
•
Weighted avg. life: 4.46 years
Senior Debt
76% Fix  /  24% Float
Sub Debt
64% Fix  /  36% Float
100% Fix  /  0% Float
Auto Securiz.
Proceeds
0% Fix  /  100% Float
TRUPS
100% Fix  /  0% Float
Other
©  Fifth Third Bancorp | All Rights Reserved

Interest rate risk management
Data as of 06/30/17
1
Actual
results
may
vary
from
these
simulated
results
due
to
differences
between
forecasted
and
actual
balance
sheet
composition,
timing,
magnitude,
and
frequency
of
interest
rate
changes, as well as other changes in market conditions and management strategies.
2
Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve
•
NII benefits from asset rate reset in a rising rate environment
–
56% of total loans are floating rate considering impacts of interest rate swaps (75% of total commercial and 27%
of total consumer)
–
Investment portfolio duration of 4.9 years
–
Short-term borrowings represent approximately 25% of total wholesale funding, or 4% of total funding
–
Approximately $11 billion in non-core funding matures beyond one year
•
Interest rate sensitivity tables are based on conservative deposit assumptions
–
70% beta on all interest-bearing deposit and sweep balances (~50% betas experienced in 2004 –
2006 Fed
tightening cycle)
–
No modeled re-pricing lag
–
Modeled non-interest bearing commercial DDA runoff of approximately $2.5 billion (about 10%) for each 100 bps increase in rates
–
DDA runoff rolls into an interest bearing product with a 100% beta
Estimated NII Sensitivity Profile and ALCO Policy Limits
Estimated EVE Sensitivity Profile and ALCO Policy Limits
% Change in
NII (FTE)
ALCO Policy Limits
Change in EVE
Change in Interest Rates (bps)
ALCO Policy Limit
12
Months
13-24
Months
12
Months
13-24
Months
+200 Shock
(4.85%)
(12.00%)
Change in Interest Rates (bps)
+100 Shock
(1.87%)
-
+200 Ramp over 12 months
1.90%
5.85%
(4.00%)
(6.00%)
+25 Shock
(0.30%)
-
+100 Ramp over 12 months
1.13%
3.74%
-
-
-100 Shock
(1.31%)
-
-50 Ramp over 6 months
(4.04%)
(7.51%)
(6.00%)
(8.00%)
Estimated NII Sensitivity with Demand Deposit Balance Changes
Estimated NII Sensivity with Deposit Beta Changes
% Change in NII (FTE)
% Change in NII (FTE)
$1B Balance Decrease
$1B Balance Increase
Betas 25% Higher
Betas 25% Lower
Change in Interest Rates (bps)
12
Months
13-24
Months
12
Months
13-24
Months
Change in Interest Rates (bps)
12
Months
13-24
Months
12
Months
13-24
Months
+200 Ramp over 12 months
1.65%
6.46%
2.16%
7.49%
+200 Ramp over 12 months
(0.99%)
1.19%
4.80%
12.76%
+100 Ramp over 12 months
1.07%
4.12%
1.33%
4.63%
+100 Ramp over 12 months
(0.24%)
1.48%
2.65%
7.27%
©  Fifth Third Bancorp | All Rights Reserved

Fifth Third Bancorp | All Rights Reserved
Mortgage banking results
•
$2.3B in originations, up  17% sequentially and down 16% YoY;  70% purchase volume
•
2Q17 mortgage banking drivers:
–
Origination fees and gain on sale revenue up $8MM, or 28%, sequentially
–
Gain on sale margin up 11 bps sequentially
–
Net MSR valuation adjustments of negative $1MM; servicing rights amortization/decay of $30MM
–
$49MM in gross servicing fees
•
YoY
decline in mortgage banking revenue driven primarily by lower origination fees and gains on loan sales
•
$10 billion in YTD MSR purchases
($7.6 billion to be on-boarded in the third quarter of 2017)
1
Gain-on-sale margin represents gains on all loans originated for sale
$1.70
$1.79
$1.66
$1.25
$1.49
$1.05
$1.09
$1.06
$0.68
$0.77
2.62%
3.01%
1.69%
1.98%
2.09%
2Q16
3Q16
4Q16
1Q17
2Q17
Originations for sale
Originations HFI
Margin
Mortgage originations and gain-on-sale margins¹
($ billions)
54
61
30
29
37
50
49
48
47
49
(35)
(35)
(35)
(27)
(30)
6
(9)
22
3
(1)
2Q16
3Q16
4Q16
1Q17
2Q17
Mortgage banking revenue
($ millions)
Net MSR valuation adjustments
MSR amortization/decay
Gross servicing fees
Orig fees and gains on loan sales

Fifth Third Bancorp | All Rights Reserved
Limited higher-risk retail exposure
•
~33% to regional malls
•
~82% A/B properties
•
~43% underlying to large
box/general retailer
•
Stringent customer selection and large diversified portfolios that are conservatively leveraged
•
Actively managing with monthly reviews
•
~98% of Specialty & general C&I balances are ABL or investment grade; ~2% of balances are criticized
•
~19% of CRE balances are investment grade; ~1% of balances are criticized
•
Retail C&I general and specialty retailers: WA ABL borrowing base of ~85%
$769MM
CRE
$1.9BN
Specialty
& general
C&I
Total Loans & Leases
$92.3BN
•
$1.51BN: specialty retailers
•
$365MM: general retailers
$385MM
REIT
Portfolio Composition:
Additional Metrics:
•
$584MM: mortgage
•
$185MM: construction
•
~90% to non-clothing and
non-electronic stores
•
~3% to mall anchors
•
$385MM in balances to REITs
with retail-heavy focus
(subset of $1.3BN total REIT portfolio, targeting
malls, strip centers, lifestyle centers, etc. as their
primary investment vehicles)
•
11 well-diversified REITs to
well-known borrowers
•
~33% to mall REITs
1
End of period total loans & leases including HFS as of 6/30/2017
2
In addition to C&I loans to specialty and general retailers, Retail Trade NAICS industry classification also includes $2.2BN in C&I loans to grocery & drug, gas stations & convenience, and motor vehicle parts borrowers
Higher-risk retail
1
2
3%
$3.1BN

Fifth Third Bancorp | All Rights Reserved
NPL rollforward
NPL HFI Rollforward
Commercial
2Q16
3Q16
4Q16
1Q17
2Q17
543
$
539
$
460
$
523
$
523
$
Transfers to nonaccrual status
104

145

161

128

84

Transfers to accrual status
(6)

-

(4)

-

(13)

Transfers from held for sale
-

-

-

-

-

Transfers to held for sale
-

(36)

(3)

(3)

(1)

Loans sold from portfolio
(2)

(3)

-

-

(9)

Loan paydowns/payoffs
(52)

(112)

(53)

(80)

(69)

Transfers to OREO
(3)

(1)

(3)

(2)

-

Charge-offs
(51)

(81)

(40)

(46)

(41)

Draws/other extensions of credit
6

9

5

3

11

539
$
460
$
523
$
523
$
485
$
Consumer
2Q16
3Q16
4Q16
1Q17
2Q17
158
$
154
$
141
$
137
$
134
$
Transfers to nonaccrual status
56

45

44

42

43

Transfers to accrual status
(31)

(28)

(21)

(19)

(19)

Transfers from held for sale
-

-

-

-

-

Transfers to held for sale
-

-

-

-

-

Loans sold from portfolio
-

-

-

-

-

Loan paydowns/payoffs
(11)

(10)

(8)

(10)

(13)

Transfers to OREO
(7)

(7)

(5)

(4)

(4)

Charge-offs
(11)

(13)

(14)

(12)

(12)

Draws/other extensions of credit
-

-

-

-

-

154
$
141
$
137
$
134
$
129
$
Total NPL
693
$
601
$
660
$
657
$
614
$
Total new nonaccrual loans - HFI
160
$
190
$
205
$
170
$
127
$
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL

©  Fifth Third Bancorp | All Rights Reserved
Residential Mortgage
Commercial & Industrial
Home Equity & Automobile
Commercial Real Estate
*Excludes loans held-for-sale
Credit trends
($ in millions)
2Q16
3Q16
4Q16
1Q17
2Q17
EOP Balance*
$43,558
$42,727
$41,676
$41,074
$40,914
Avg Balance*
$43,876
$43,116
$42,548
$41,854
$41,601
90+ days delinquent
$2
$7
$4
$3
$3
as % of loans
NM
0.02%
0.01%
0.01%
0.01%
NPAs*
$477
$419
$488
$490
$452
as % of loans
1.10%
0.98%
1.17%
1.19%
1.10%
Net charge-offs
$39
$61
$25
$36
$18
as % of loans
0.36%
0.56%
0.24%
0.34%
0.17%
C&I
($ in millions)
2Q16
3Q16
4Q16
1Q17
2Q17
EOP Balance*
$14,307
$14,643
$15,051
$15,336
$15,460
Avg Balance*
$14,046
$14,455
$14,854
$15,200
$15,417
90+ days delinquent
$38
$43
$49
$45
$45
as % of loans
0.27%
0.29%
0.33%
0.29%
0.29%
NPAs*
$69
$58
$53
$48
$42
as % of loans
0.48%
0.40%
0.35%
0.31%
0.27%
Net charge-offs
$2
$2
$2
$5
$2
as % of loans
0.06%
0.07%
0.06%
0.13%
0.04%
Residential mortgage
($ in millions)
2Q16
3Q16
4Q16
1Q17
2Q17
EOP Balance*
$6,875
$6,856
$6,899
$6,924
$6,868
Avg Balance*
$6,831
$6,888
$6,957
$6,941
$6,845
NPAs*
$114
$86
$72
$64
$56
as % of loans
1.66%
1.25%
1.04%
0.92%
0.82%
Net charge-offs
$6
$2
$2
$5
$5
as % of loans
0.38%
0.08%
0.11%
0.29%
0.33%
Commercial mortgage
($ in millions)
2Q16
3Q16
4Q16
1Q17
2Q17
EOP Balance*
$3,706
$3,905
$3,903
$4,283
$4,366
Avg Balance*
$3,551
$3,848
$3,890
$3,987
$4,306
NPAs*
$7
$5
-
-
-
as % of loans
0.19%
0.13%
NM
NM
NM
Net charge-offs
-
-
-
-
-
as % of loans
(0.00%)
(0.00%)
0.00%
(0.00%)
(0.00%)
Commercial construction
($ in millions)
2Q16
3Q16
4Q16
1Q17
2Q17
EOP Balance*
$7,988
$7,864
$7,695
$7,469
$7,301
Avg Balance*
$8,054
$7,918
$7,779
$7,581
$7,385
90+ days delinquent
-
-
-
-
-
as % of loans
NM
NM
NM
NM
NM
Net charge-offs
$6
$7
$6
$6
$5
as % of loans
0.30%
0.32%
0.35%
0.33%
0.27%
Home equity
($ in millions)
2Q16
3Q16
4Q16
1Q17
2Q17
EOP Balance*
$10,671
$10,349
$9,983
$9,572
$9,318
Avg Balance*
$10,887
$10,508
$10,162
$9,786
$9,410
90+ days delinquent
$7
$8
$9
$6
$7
as % of loans
0.07%
0.08%
0.09%
0.06%
0.08%
Net charge-offs
$8
$9
$11
$11
$6
as % of loans
0.26%
0.35%
0.40%
0.48%
0.27%
Automobile

©  Fifth Third Bancorp | All Rights Reserved
Regulation G non-GAAP reconciliation
See page 32 of the earnings release for a discussion on the use of non-GAAP financial measures
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
June
March
December
September
June
2017
2017
2016
2016
2016
Net income available to common shareholders (U.S. GAAP)
$344
$290
$372
$501
$305
Add:
Intangible amortization, net of tax
-
-
-
-
-
Tangible net income available to common shareholders
$344
$290
$372
$501
$305
Tangible net income available to common shareholders (annualized) (a)
$1,380
$1,176
$1,480
$1,993
$1,227
Average Bancorp shareholders' equity (U.S. GAAP)
$16,615
$16,429
$16,545
$16,883
$16,584
Less:
Average preferred stock
(1,331)
(1,331)
(1,331)
(1,331)
(1,331)
Average goodwill
(2,424)
(2,416)
(2,416)
(2,416)
(2,416)
Average intangible assets and other servicing rights
(18)
(10)
(10)
(10)
(11)
Average tangible common equity (b)
$12,842
$12,672
$12,788
$13,126
$12,826
Total Bancorp shareholders' equity (U.S. GAAP)
$16,419
$16,430
$16,205
$16,776
$16,726
Less:
Preferred stock
(1,331)
(1,331)
(1,331)
(1,331)
(1,331)
Goodwill
(2,423)
(2,419)
(2,416)
(2,416)
(2,416)
Intangible assets and other servicing rights
(18)
(11)
(10)
(10)
(11)
Tangible common equity, including unrealized gains / losses (c)
$12,647
$12,669
$12,448
$13,019
$12,968
Less:
Accumulated other comprehensive income
(163)
(68)
(59)
(755)
(889)
Tangible common equity, excluding unrealized gains / losses (d)
$12,484
$12,601
$12,389
$12,264
$12,079
Total assets (U.S. GAAP)
$141,067
$140,200
$142,177
$143,279
$143,625
Less:
Goodwill
(2,423)
(2,419)
(2,416)
(2,416)
(2,416)
Intangible assets and other servicing rights
(18)
(11)
(10)
(10)
(11)
Tangible assets, including unrealized gains / losses (e)
$138,626
$137,770
$139,751
$140,853
$141,198
Less:
Accumulated other comprehensive income / loss, before tax
(251)
(105)
(91)
(1,162)
(1,368)
Tangible assets, excluding unrealized gains / losses (f)
$138,375
$137,665
$139,660
$139,691
$139,830
Common shares outstanding (g)
739
750
750
756
766
Ratios:
Return on average tangible common equity (a) / (b)
10.7%
9.3%
11.6%
15.2%
9.6%
Tangible common equity (excluding unrealized gains/losses) (d) / (f)
9.02%
9.15%
8.87%
8.78%
8.64%
Tangible common equity (including unrealized gains/losses) (c) / (e)
9.12%
9.20%
8.91%
9.24%
9.18%
Tangible book value per share (c) / (g)
$17.11
$16.89
$16.59
$17.23
$16.93
For the Three Months Ended

©  Fifth Third Bancorp | All Rights Reserved
Regulation G non-GAAP reconciliation
See page 32 of the earnings release for a discussion on the use of non-GAAP financial measures
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
June
March
December
September
June
2017
2017
2016
2016
2016
CET 1 capital (transitional)
$12,522
$12,636
$12,426
$12,299
$12,112
Less:
Adjustments to CET 1 capital from transitional to fully phased-in (1)
(4)

(2)

(4)

(4)

(4)

CET 1 capital (fully phased-in) (h)
12,518

12,634

12,422

12,295

12,108

Risk-weighted assets (transitional)
117,701

117,407

119,632

120,954

121,824

Add:
Adjustments to risk-weighted assets from transitional to fully phased-in (2)
1,274

1,164

1,115

929

932

Risk-weighted assets (fully phased-in) (i)
$119,045
$118,571
$120,747
$121,883
$122,756
Estimated CET 1 capital ratio under Basel III Final Rule (fully phased-in) (h) / (i)
10.52%
10.66%
10.29%
10.09%
9.86%
(1)
Primarily relates to disallowed intangible assets (other than goodwill and MSRs, net of associated deferred tax liabilities)
(2)
Primarily relates to higher risk-weighting for MSRs
Net interest income (U.S. GAAP)
$939
$933
$903
$907
$902
Add:
FTE Adjustment
6

6

6

6

6

Net interest income (FTE) (j)
$945
$939
$909
$913
$908
Net interest income (FTE) (annualized) (k)
$3,790
$3,808
$3,616
$3,632
$3,652
Net interest income (FTE)
$945
$939
$909
$913
$908
Bankcard refunds / (reversal)
-

(12)

16

-

-

Adjusted net interest income (FTE) (l)
$945
$927
$925
$913
$908
Adjusted net interest income (FTE) (annualized) (m)
$3,790
$3,760
$3,680
$3,632
$3,652
Noninterest income (U.S. GAAP) (n)
$564
$523
$620
$840
$599
Gain on Vantiv warrant actions
-

-

(9)

-

-

Vantiv TRA-related transactions
-

-

-

(280)

-

Gain from the sale of a non-branch facility
-

-

-

(11)

-

Branch / land impairment charge
-

-

-

28

-

Valuation of 2009 Visa total return swap
9

13

(6)

12

50

Transfer of certain nonconforming investments under Volcker to held-for-sale
-

-

-

9

-

Vantiv warrant valuation
-

-

-

2

(19)

Gain on sale of certain branches
-

-

-

-

(11)

Gain on sale of the non-strategic agented bankcard loan portfolio
-

-

-

-

(11)

Securities (gains) / losses
-

-

3

(4)

(6)

Securities (gains), net - non-qualifying hedges on mortgage servicing rights
(2)

-

-

-

-

Adjusted noninterest income (o)
$571
$536
$608
$596
$602
Less:
Mortgage banking net revenue
(55)

(52)

(65)

(66)

(75)

Adjusted noninterest income, excluding mortgage banking net revenue
$516
$484
$543
$530
$527
Noninterest expense (U.S. GAAP) (p)
$957
$986
$960
$973
$983
Contribution for Fifth Third Foundation
-

-

(5)

(3)

-

Adjusted noninterest expense (q)
$957
$986
$955
$970
$974
Average interest-earning assets (r)
126,134
125,968
126,548
126,092
126,847
Ratios:
Net interest margin (k) / (r)
3.01%
3.02%
2.86%
2.88%
2.88%
Adjusted net interest margin (m) / (r)
3.01%
2.98%
2.91%
2.88%
2.88%
Efficiency ratio (p) / [(j) + (n)]
63.4%
67.4%
62.8%
55.5%
65.3%
Adjusted efficiency ratio (q) / [(l) + (o)]
63.1%
67.4%
62.3%
64.3%
64.5%
For the Three Months Ended